UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2018

 GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 26, 2018, Hoyoung Huh, M.D., Ph.D., the Chairman of the Board of Directors (the “Board”) of Geron Corporation (the “Company”) notified the Board in writing of his decision to resign from the Board and the Nominating and Corporate Governance Committee of the Board, effective December 26, 2018. Dr. Huh’s resignation was not due to any disagreement with the Company, the Board or the management of the Company on any matter relating to the Company’s future prospects, operations, policies or practices. Dr. Huh was a Class II member of the Board and has served as Chairman of the Board since September 2011, and as a member of the Board since May 2010.

On December 27, 2018, based on recommendations from the Nominating and Corporate Governance Committee of the Board, the Board took the following actions in connection with Dr. Huh’s departure from the Board:

●	The Board appointed John A. Scarlett, M.D., the Company’s President and Chief Executive Officer and a Class I member of the Board, as Chairman of the Board, effective December 27, 2018. As an employee director of the Board, Dr. Scarlett does not receive any compensation for his Board service.

●	In accordance with the Company’s Corporate Governance Guidelines, with the appointment of Dr. Scarlett as Chairman, the Board appointed Karin Eastham (a current “independent director” as determined by the Board under NASDAQ listing standards) as Lead Independent Director, effective December 27, 2018, to provide active leadership on behalf of the other independent directors on the Board. Ms. Eastham will continue her roles on other Board committees, including Chairperson of the Audit Committee and a member of the Compensation Committee. Ms. Eastham has served on the Board as a Class III director since March 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: December 31, 2018	By:	/s/ Stephen N. Rosenfield
	Name:	Stephen N. Rosenfield
	Title:	Executive Vice President, General Counsel and
Corporate Secretary